UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report March 8, 2010

(Date of earliest event reported)

Old Second Bancorp, Inc.

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-10537	36-3143493
(Commission File Number)	(I.R.S. Employer Identification Number)

37 South River Street, Aurora, Illinois	60507
(Address of principal executive offices)	(Zip Code)

(630) 892-0202

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant’s Certifying Accountant.

(a)           On March 3, 2010, Old Second Bancorp, Inc. (the “Company”) formally engaged Plante & Moran, PLLC (“Plante & Moran”) to audit the Company’s 2010 financial statements.  The approval of Plante & Moran will result in the dismissal of Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm.  The Company’s change in accounting firms was previously approved by the Audit Committee of its Board of Directors (the “Audit Committee”).  Grant Thornton will complete its engagement as the Company’s independent registered public accounting firm for the Company’s fiscal year ended December 31, 2009 upon the filing of the Company’s Form 10-K for the year ended December 31, 2009. Upon completion of Grant Thornton’s audit services, the Company will file an amendment to this Form 8-K with the specific date of the dismissal of Grant Thornton and an update to the disclosures required by Item 304(a) of Regulation S-K through that date.

Grant Thornton’s reports on the Company’s consolidated financial statements for each of the two most recent fiscal years ended December 31, 2008 and 2007, did not contain any adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles. During the periods covered by such reports and during any subsequent period through March 3, 2010, there were no disagreements between the Company and Grant Thornton on any matter of accounting principles or practices, financial statement disclosure or auditing scope and procedures, which, if not resolved to the satisfaction of Grant Thornton, would have caused it to make reference to the subject matter of the disagreements in connection with its report on the consolidated financial statements for such years. During the same periods, there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Grant Thornton with a copy of this Current Report on Form 8-K. A letter from Grant Thornton, dated March 8, 2010, addressed to the Securities and Exchange Commission stating whether Grant Thornton agrees with the statements set forth above related to Grant Thornton is attached to this Current Report on Form 8-K as Exhibit 16.1.

(b)           On March 3, 2010, the Company engaged Plante & Moran to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

During the fiscal years ended December 31, 2008 and 2007, and during any subsequent period through March 3, 2010, the date of engagement of Plante & Moran, neither the Company, nor any person on its behalf, consulted with Plante & Moran with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided by Plante & Moran to the Company that Plante & Moran concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue, or (ii) any matter that was the subject of either a “disagreement” or “reportable event” as those terms are defined in Item 304 of Regulation S-K.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description

16.1	Letter from Grant Thornton LLP, dated March 8, 2010, to the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLD SECOND BANCORP, INC.

Dated: March 8, 2010	By:	/s/ J. Douglas Cheatham
J. Douglas Cheatham
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from Grant Thornton LLP, dated March 8, 2010, to the Securities and Exchange Commission